Corindus Vascular Robotics, Inc. 8-K

Exhibit 99.2

Precision Vascular Robotics Corindus Vascular Robotics (CVRS) August 2018

Forward Looking Statements This presentation contains “forward - looking statements” (as such term is defined in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended), and information relating to the company, that are based on the current beliefs of, and assumptions made by our management and the information currently available to our management . Forward - looking statements relate to expectations concerning matters that are not historical facts . Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "opinion," "will" and similar expressions and their variants, are intended to identify forward - looking statements . These forward - looking statements include, but are not limited to statements related to our expected business, products and adoption of robotic medical procedures, including AI/automation, telestenting and remote procedures, and expanding our technology platform for use in the neurovascular market, results of operations, future financial condition, ability to increase our revenues, and similar matters . These forward - looking statements should be considered in light of various important factors, including, without limitation, our ability to expand our technology platform and achieve the advances necessary for telestenting and remote procedures, including in humans ; our ability to expand our technology platform for use in other segments of the vascular intervention market, including neurointerventional and other more complex cardiac interventions, obtaining necessary regulatory approvals for the use on humans and marketing of our products in the United States and in other countries, the rate of adoption of our CorPath System and the rate of use of our cassettes ; risks associated with market acceptance, including pricing and reimbursement ; our ability to enforce our intellectual property rights ; our need for additional funds to support our operations ; our ability to manage expenses and cash flow ; factors relating to engineering, regulatory, manufacturing, sales and customer service challenges ; potential safety and regulatory issues that could slow or suspend our sales ; the effect of credit, financial and economic conditions on capital spending by our potential customers ; the impact of global and regional economic and credit market conditions on health care spending ; health care reform legislation in the United States and its impact on hospital spending, reimbursement and fees which will be levied on certain medical device revenues, decreases in hospital admissions and actions by payers to limit or manage surgical procedures timing and success of product development and market acceptance of developed products, procedure counts ; regulatory approvals, clearances and restrictions ; guidelines and recommendations in the health care and patient communities, intellectual property positions and litigation, competition in the medical device industry and in the specific markets of surgery in which we operate, the inability to meet demand for products, the results of legal proceedings to which we are or may become a party, product liability and other litigation claims, adverse publicity regarding our company and safety of our products and the adequacy of training ; our ability to expand in foreign markets ; and other risk factors . Readers are cautioned not to place undue reliance on these forward - looking statements, which are based on current expectation and are subject to risks, uncertainties ; and assumptions that are difficult to predict, including those risk factors described in the Company’s Annual Report on Form 10 - K for the fiscal year ended on December 31 , 2017 . Our actual results may differ materially and adversely from those expressed in any forward - looking statements . We undertake no obligation to publicly update or release any revisions to these forward - looking statements except as required by law . 2

3 Historical Overview of Corindus FDA Clears CorPath GRX 2 nd generation technology for use in PCI Company Goes Public trading on NYSE as CVRS FDA Clears CorPath 200 for use in PCI Mayo Telestenting Partnership established to explore remote treatment FDA Clears 1 st Automated Robotic Move (RoR) first step towards full procedural automation 2012 2014 Q4 2016 2017 2018 2018 2018 Record Robots Placed in 2017 28 systems placed in first year of GRX commercialization PMDA Approval in Japan commercializing with distributor (JMC) 0 50 100 150 2017 2018 YTD Total Physicians Trained w/ Second Generation GRX Still represents <1% of potential target physician population Commercialization of CorPath GRX in 2017 was a Key Inflection Point for Accelerating Physician Adoption A Global Leader in Robotic - assisted Vascular Interventions 2018 FDA Clears CorPath GRX for use in PVI

# Evolution of Corindus' Robot

Corindus Vascular Robotics

## Enabling Access to Untapped Markets

### PCI
- CorPath 200 cleared in 2012
- CorPath GRX cleared in late 2016
- ~2,000 robotic CorPath GRX cassettes sold globally

### PERIPHERAL
- CorPath GRX cleared in 2018

### NEURO[1]
- Steering committee established in 2018

Evolution of Robot Capabilities

**Corindus will Become the First Robotics System for All Major Vascular Beds**

1 CorPath Systems are not indicated for use in neuro interventions.

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# Clinical Catalysts

Corindus Vascular Robotics

## Key Milestones for Clinical Development

**Past 12 Months**

- ✓ Peripheral FDA clearance
- ✓ RoR FDA clearance
- ✓ Japan PMDA approval
- ✓ CMO, Neuro Appointed
- ✓ Neuro Steering Committee established
- ✓ Remote 100+ mile case in porcine model

**Expected Next 12-24 Months**

**Remote**

- ✓ Live remote PCI at TCT 2018
- ✓ First-in-human completed by YE18 in India
- ✓ Planned US clinical trials

**Neuro**

- ✓ FDA submission for neuro indication in Q3 2018
- ✓ Partnership for commercialization and co-development
- ✓ FDA clearance and launch of CorPath GRX for neuro in early 2019

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Traditional vs Robotic Capabilities 6 Navigation Protection Methods Lesion Assessment Access to Care Redefining Coronary & Peripheral Interventions “Starting to see the best application for this technology is complex procedures. Easy stuff is just that; easy. But when wire position is critical and tortuosity is an issue; that's where the robot works best.” - Dr. Alpesh Shah Houston Methodist Hospital The evolution of AI / Automation & Remote Access has the potential to: • Increase patient access to care • Improve outcomes and ability of the average interventionalist to do complex cases • Increase hospital systems’ footprint Traditional Intervention Current Robotic Intervention Potential Future Robotic Capabilities Trial and error Visual estimation Heavy lead, significant exposure Limited access in global markets, shortage of MDs Robotic automation (RoR), discrete movements Accurate sub - mm measurements Reduce radiation exposure & improve ergonomics Full procedural automation AI - powered decision making Eliminate radiation exposure & improve ergonomics Remote capabilities increase efficiency, access Limited access in global markets, shortage of MDs

# PCI & Peripheral Market Focus

Targeting Subsets Where AI / Automation & Remote Capabilities Adds the Most Value

## PCI

**Over 3M Procedures WW[1]**

(~900K US / ~2.2M OUS)



US, Simple
18%
US, Complex*
70%
OUS (Simple & Complex*)

| Key Target Market | Key Robotic Value Add Feature (s) | Rationale |
|---|---|---|
| PCI US (Complex) | • AI / Automation<br>• Remote<br>• Radiation Protection | • **Improve the average MD's ability to do complex procedures**<br>• Increase **efficiency & cost savings** for hospital systems via remote (60% of US hospitals are in health systems) |
| PCI OUS (Complex / Simple) | • Remote | • **Global shortage** of MDs and large population without access to care |

## PERIPHERAL

**Over 2M Procedures WW[1]**

(~875K US / 1.3M OUS)



11%
CLI (BTK)²

| Key Target Market | Key Robotic Value Add Feature (s) | Rationale |
|---|---|---|
| CLI - US / OUS | • AI / Automation<br>• Radiation Protection | • **Improve the average MD's ability to do complex procedures**<br>• Long, highly complex and arduous cases with high radiation exposure and significant orthopedic burden |

**AI / Automation & Remote Access may Significantly Increase Penetration into Addressable Market**

1 Millennium Research Group. Reduced OUS market size to reflect target markets only.
2 Decision Resources Group

*Complex defined as an AHA lesion classification of type B2 and C.

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Adding Value in PCI & Peripheral Across Stakeholders 8 PHYSICIANS • 95% reduction in radiation exposure to physician 3 • Potential to conduct more complex procedures ( to be further aided by AI / automation capabilities ) • Increasing capabilities of average physicians to enable complex procedures • Potential to reduce orthopedic strain by eliminating the need for heavy lead equipment (2/3 of ICs suffer from orthopedic issues after 20 years of practice) • 15% reduction in radiation exposure to bedside staff 4 HOSPITALS • Reduced stent utilization / radial adoption decreases procedure costs • Potential to consolidate operations for health systems via telestenting • Attract & retain physicians as robotics positions hospital on the cutting edge • Involvement in ongoing tech development and medical education 1 Campbell PT, et al. The Impact of Precise Robotic Lesion Length Measurement on Stent Length Selection: Ramification for ste nt savings. Cardiovasc Revasc Med. 2015;piii:S1553 - 8389. 2 Smilowitz N, et al. Robotic - Enhanced PCI Compared to the Traditional Manual Approach. J Invasive Cardiol , 2014;26(7):318 - 321. PATIENTS • 8% reduction in stent utilization with robotic precision 1 • 17% reduction in radiation exposure to patient 2 • May facilitate increased rad ial adoption, which has shown to improve clinical outcomes • Potential to improve access to care via telestenting 3 Weisz G, et al. Safety and Feasibility of Robotic Percutaneous Coronary Intervention: PRECISE Study. J American College of Cardiol , 2013, Vol 61, No. 15: 1596 - 1600. 4 Campbell et al. Staff Exposure to X - ray during PCI: Randomized Comparison of Robotic vs Manual Procedures. Presented at SCAI 2 016.

Clinician Speaker 9 Ryan Madder, M.D. FACC Spectrum Health Interventional Cardiologist Member of Cardiovascular Steering Committee Bio: Dr. Madder is a board - certified interventional cardiologist and is a Fellow of the American College of Cardiology. He earned his medical degree from University of Pittsburgh School of Medicine. He completed his internal medicine residency at Washington University in Saint Louis, and completed his cardiovascular disease fellowship at William Beaumont Hospital in Royal Oak, Michigan. Dr. Madder’s clinical interests include complex and high risk coronary interventions and advanced intracoronary imaging Discussion Topics • Opportunity to Increase Access to Care through Remote Robotics • REMOTE - PCI Study • Remote Case Conducted 100 Miles Away

Remote Robotics Will Increase Access to Care • Global shortage of physicians , especially in neurovascular • Large portion of world’s population lives in rural/remote geographic area without access to adequate treatment • Increase access to care & address global physician shortage • Decrease time to treatment • Enable teleproctoring • Expand capable facility footprint Global Need for Remote Goals of Remote Capabilities • Collaborating with Mayo Clinic to enable telestenting − $3.3M grant received for 1st phase of multi - year development program • 1st ever remote PCI from 100+ miles conducted on porcine model − Platform is ideal for 5G Expand Health Systems Footprint 10 Significant Progress in Development

11 Remote Technology Development Remote Porcine Test Case Conducted >100 Miles Away by Spectrum Healthcare Spectrum Healthcare Ludington Calvin College Grand Rapids Dr. Ryan Madder conducting first successful telestent procedure from Ludington, MI

# Clinician Speaker

Corindus
Vascular Robotics



Chief Medical Officer, Neurovascular

**Aquilla "Quill" Turk, D.O.**

**Medical University of South Carolina**
Director of Neurointerventional Surgery

Associate Professor with a Joint Appointment in the Departments of Radiology and Neurosurgery

**Bio:** Dr. Turk is involved in extensive research focusing on next generation devices to treat aneurysms and ischemic stroke, and was one of the principal investigators for the COMPASS trial, a head-to-head comparison of the direct-aspiration. He is clinically active in all aspects of endovascular treatment of cerebrovascular diseases. Aside from diagnostic angiography, the main focus of the clinical service are: coiling cerebral aneurysms, intracranial stenting, carotid stenting, AVM embolization, stroke thrombectomy, and tumor embolization

**Discussion Topics**

- Current Treatment Paradigm for Stroke
- Why Robotics will be Critical to Transforming the Treatment Paradigm
- Steering Committee and Neurovascular Milestones

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Stroke: A Serious and Costly Problem 13 • Stroke ranks the #5 cause of death in the US (accounts for 1 in 19 deaths) 1 • > 7 million stroke survivors, two - thirds of which live with a moderate - to - severe disability 1 • Each passing minute during stroke results in the loss of ~2 million neurons . Each passing second ages a patient by 9 hours 1 1 American Heart Association. Heart Disease and Stroke Statistics 2012 Update At - a - Glance

# Current Treatment Paradigm for Stroke

## Stroke is a Nascent Market

- Current ischemic stroke standard-of-care:
  - **3.0 - 4.5 hrs of Stroke Onset:** tPA (IV) [clot dissolving drug] + mechanical thrombectomy (stent retrievers / aspirators)
  - **4.5 hrs – 24 hrs of Stroke Onset:** Mechanical thrombectomy
  - **>24 hrs:** No options
- Mechanical thrombectomy recently introduced as SoC following MR CLEAN data (Dec 2014) and several other trials
- Treatment window increased to 24 hrs in 1Q18 following DAWN trial results



US Incidence[1]
~900K Strokes
Ischemic Stroke
~775K
Large Vessel Occlusion
~335K
Salvageable Tissue
~160K
Patients Treated
~35K
Only 4% of all stroke patients receive treatment today

1 Company estimates based on third party report.

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# Remote Access Capabilities May Significantly Increase TAM

Corindus Vascular Robotics



US Incidence[1]
~900K Stroke
Ischemic Stroke
~775K
Large Vessel Occlusion
~335K
Salvageable Tissue
~160K
Patients Treated
~35K
Opportunity to increase patients treated with remote access and expand market further with next generation robot

- **Time to treatment is key in the stroke market**
- Current treatment paradigm **requires treatment within a 24 hour window**
- Lack of **proximity to facilities and limited number of specialists** leads to a meaningful % of patients not being treated

**CVRS' Remote Access Capabilities has Opportunity to Significantly Expand Treatable Patients: TIME IS BRAIN**

1 Company estimates based on third party report.

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# Neurovascular Steering Committee / Milestones

Corindus Vascular Robotics

## Product Optimization for Remote Stroke Underway

**CMO, Neuro**



**Aquilla S. Turk, D.O.**
Medical University of South Carolina

**Steering Committee**



**Ricardo A. Hanel, M.D. PhD**
Baptist Health System



**Tudor G. Jovin, M.D.**
University of Pittsburgh Medical Center



**J. Mocco, M.D.**
Mt. Sinai Hospital



**Raul G. Nogueria, M.D.**
Grady Memorial Hospital



**Vitor Mendes Pereria, M.D.**
Toronto Western Hospital



**Adnan Siddiqui, M.D.**
Toshiba Stroke & Vascular Research Center



**Satoshi Tateshima, M.D.**
Ronald Reagan UCLA Medical Center



**Raymond D. Tuner, M.D.**
Medical University of South Carolina

**2018**

- ✓ KOL Neuro Summit
- ✓ Steering Committee Formed
- ✓ Multiple Neuro Animal Lab Studies
- CorPath GRX FDA Submission[1]

**2019**

- GRX Neuro Product Launch[1]
- Neuroendovascular Remote Robotic Development[1]

1 Expected timing

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# Market Summary

Corindus Vascular Robotics

## PCI

**Over 3M Procedures WW[1]**

(~900K US / ~2.2M OUS)



US, Simple
18%
US, Complex*
70%
OUS (Simple & Complex*)

**Target Market**: US (Complex) / OUS (Simple / Complex)

## PERIPHERAL

**Over 2M Procedures WW[1]**

(~875K US / ~1.3M OUS)



11%
CLI (BTK)2

**Target Market**: CLI (BTK)

## NEURO

**~900K Stroke Incidence US[3]**



Increase Treated Patients
Treated
4%
~33%
Increase Salvageable Patients

**Target Market**: Expand TAM with remote access

1 Millennium Research Group. Reduced OUS market size to reflect target markets only.
2 Decision Resources Group
3 Company estimates based on third party report.
*Complex defined as an AHA lesion classification of type B2 and C

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Artificial Intelligence & Automation 18 • AI - Based Procedural Planning • Intra - Procedure Access to Decision Support Tools • Procedural Automation with Robotic Precision Our Vision for CorPath 1 Rao, et al. Impact of a Novel Advanced Robotic Wiring Algorithm on Time to Wire a Coronary Artery Bifurcation in a Porcine Mod el. TCT 2017 Rotate on Retract shows 53% reduced wiring time for robotic procedures 1 1 st Automated Movement for GRX Cleared by FDA New set of automated movements will incorporate techniques of leading physicians, further enhance GRX platform Continued development of technIQ™ Series Automation has the potential to create efficiencies that reduce procedure time and may allow for increased procedure volume.

9 16 23 33 37 41 0 5 10 15 20 25 30 35 40 45 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Financials Snapshot 19 Revenue $ 0.8 M $ 2.3 M $ 2.4 M $ 4.2 M $ 1.5 M $ 1.7 M 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 ~Cash balance of $34.3M, Debt of $11.6M, 188.9M shares outstanding and 1M preferred (convertible to 20.2M common shares) as of June 30, 2018 GRX Installed Base Sites that upgraded from a CorPath 200 to a CorPath GRX have, on average, nearly doubled the percentage of PCI procedures performed robotically 284 303 370 455 353 390 0 50 100 150 200 250 300 350 400 450 500 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Cassette Sales

# Clinical Catalysts

Corindus Vascular Robotics

## Key Milestones for Clinical Development

### Past 12 Months

- ✓ Peripheral FDA clearance
- ✓ RoR FDA clearance
- ✓ Japan PMDA approval
- ✓ Hired CMO, Neuro
- ✓ Neuro Steering Committee established
- ✓ Remote 100+ mile case in porcine model

### Expected Next 12-24 Months

**Remote**

- ✓ Live remote PCI at TCT 2018
- ✓ First-in-human completed by YE18 in India
- ✓ Planned US clinical trials

**Neuro**

- ✓ FDA submission for neuro indication in Q3 2018
- ✓ Partnership for commercialization and co-development
- ✓ FDA clearance and launch of CorPath GRX for neuro in early 2019

20

Summary / Key Investment Thesis 21 • Significant progress in technology development and clinical expansion is creating a burning platform for hospitals to build a robotic program • AI / automation and remote access have the potential to add significant value to hospitals, patients, and doctors in the interventionalist market • Remote capabilities have the ability to increase TAM of the stroke market, with opportunity to further expand the addressable market post launch of the next generation robot • Strong intellectual property portfolio Corindus is a Leading Vascular Robotics Company with Opportunities in Coronary, Peripheral, and Neurovascular Markets